SUMMARY PROSPECTUS MAY 1, 2014 SUNAMERICA SERIES TRUST TECHNOLOGY PORTFOLIO (CLASS 1, CLASS 2, AND CLASS 3 SHARES)

SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information dated May 1, 2014, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies and is not intended for use by other investors.

Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.aig.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@sunamerica.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is capital appreciation.

Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The Portfolio’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”), as defined herein, in which the Portfolio is offered. If the separate account’s fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class 1	Class 2	Class 3
Management Fees	1.00%	1.00%	1.00%
Service (12b-1) Fees	None	0.15%	0.25%
Other Expenses	0.26%	0.26%	0.26%
Total Annual Portfolio Operating Expenses	1.26%	1.41%	1.51%

Expense Example

This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class 1 Shares	$128	$400	$692	$1,523
Class 2 Shares	$144	$446	$771	$1,691
Class 3 Shares	$154	$477	$824	$1,802

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 88% of the average value of its portfolio.

Principal Investment Strategies of the Portfolio

The Portfolio attempts to achieve its goal by investing, under normal circumstances, at least 80% of its net assets in equity securities that demonstrate the potential for capital appreciation, issued by companies the subadviser believes are positioned to benefit from involvement in technology and technology-related industries worldwide. The Portfolio will invest principally in common stocks of companies of all sizes, and expects to invest a significant percentage of its assets in small- and mid-cap companies.

The companies in which the Portfolio invests include those that the subadviser expects will generate a majority of their revenues from the development, advancement, use or sale of

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technology or technology-related products, processes or services. The Portfolio may invest in companies operating in any industry, including but not limited to the biotechnology, cable and network broadcasting, information technology, communications, computer hardware, computer services and software, consumer electronics, defense, medical technology, environmental, health care, pharmaceutical, semiconductor, and technology services industries, including the internet. The Portfolio may invest in companies in all stages of corporate development, ranging from new companies developing a promising technology or scientific advancement to established companies with a record of producing breakthrough products and technologies from research and development efforts. The Portfolio may also invest in foreign securities, including the securities of issuers located in emerging markets, as well as securities denominated in currencies other than the U.S. dollar, depositary receipts, convertible securities, preferred stock, rights and warrants.

The subadviser seeks to identify those technology companies that it believes have the greatest prospects for future growth, regardless of their countries of origin. The subadviser uses an investment style that combines research into individual company attractiveness with macro analysis. This means that the subadviser uses extensive in-depth research to identify attractive technology companies around the world, while seeking to identify particularly strong technology and technology-related sectors and/or factors within regions or specific countries that may affect investment opportunities. In selecting individual securities, the subadviser looks for companies that it believes display one or more of the following:

•	Above-average growth prospects;
•	High profit margins;
•	Attractive valuations relative to earnings forecasts or other valuation criteria (e.g., return on equity);
•	Quality management and equity ownership by executives;
•	Unique competitive advantages (e.g., market share, proprietary products); or
•	Potential for improvement in overall operations.

In evaluating whether to sell a security, the subadviser considers, among other factors, whether in its view:

•	Its target price has been reached;
•	Its earnings are disappointing;
•	Its revenue growth has slowed;
•	Its underlying fundamentals have deteriorated;
•	If the subadviser believes that negative country or regional factors may affect a company’s outlook; or
•	To meet cash requirements.

The subadviser may engage in frequent and active trading of portfolio securities.

Principal Risks of Investing in the Portfolio

There can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that the Portfolio will be able to achieve its investment goals. If the value of the assets of the Portfolio goes down, you could lose money.

The following is a summary description of the principal risks of investing in the Portfolio.

Equity Securities Risk. The Portfolio invests principally in equity securities and is therefore subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/or economic trends and developments affecting industries or the securities market as a whole.

Technology Company Risk. Technology companies may react similarly to certain market pressures and events. They may be significantly affected by short product cycles, aggressive pricing of products and services, competition from new market entrants and obsolescence of existing technology. As a result, the Portfolio’s returns may be considerably more volatile than those of a fund that does not invest primarily in technology companies.

Growth Stock Risk. Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

Foreign Investment Risk. Investments in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as the U.S. Foreign investments will also be affected by local political or economic developments and governmental

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actions by the United States or other governments. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an emerging market. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

Emerging Markets Risk. The risks associated with investments in foreign securities are heightened in connection with investments in the securities of issuers in developing or “emerging market” countries. Generally, the economic, social, legal, and political structures in emerging market countries are less diverse, mature and stable than those in developed countries. Risks associated with investments in emerging markets may include delays in settling portfolio securities transactions; currency and capital controls; greater sensitivity to interest rate changes; pervasiveness of corruption and crime; exchange rate volatility; inflation, deflation or currency devaluation; violent military or political conflicts; confiscations and other government restrictions by the United Stated or other governments, and government instability. As a result, investments in emerging market securities tend to be more volatile than investments in developed countries.

Small- and Medium-Sized Companies Risk. Securities of small- and medium-sized companies are usually more volatile and entail greater risks than securities of large companies.

Convertible Securities Risk. The values of the convertible securities in which the Portfolio may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, certain types of convertible securities may pay fixed interest and dividends; their values may fall if market interest rates rise and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time unfavorable to the Portfolio.

Currency Volatility Risk. The value of the Portfolio’s foreign investments may fluctuate due to changes in currency exchange rates. A decline in the value of foreign currencies relative to the U.S. dollar generally can be expected to depress the value of the Portfolio’s non-U.S. dollar-denominated securities.

Active Trading Risk. A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs for the Portfolio. During periods of increased market volatility, active trading may be more pronounced.

Depositary Receipts Risk. Depositary receipts, such as American Depositary Receipts (“ADRs”) and other depositary receipts, including Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.

Issuer Risk. The value of a security may decline for a number of reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods and services.

Sector Risk. Companies with similar characteristics may be grouped together in broad categories called sectors. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole. As a Portfolio allocates more of its portfolio holdings to a particular sector, the Portfolio’s performance will be more susceptible to any economic, business or other developments which generally affect that sector.

Market Risk. The Portfolio’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the subadviser’s assessment of companies held in the Portfolio may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Portfolio’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.

Affiliated Fund Rebalancing Risk. The Portfolio may be an investment option for other mutual funds for which SAAMCo serves as investment adviser that are managed as “fund of funds.” From time to time, the Portfolio may experience relatively large redemptions or investments due to the rebalancing of a fund of funds. In the event of such redemptions or investments, the Portfolio could be required to sell securities or to invest cash at a time when it is not advantageous to do so.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year

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and comparing the Portfolio’s average annual returns to those of the MSCI World Information Technology Index and Nasdaq Composite Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.

Effective May 1, 2010, Columbia Management Investment Advisers, LLC (“Columbia”) assumed subadvisory duties of the Portfolio. Prior to May 1, 2010, BofA Advisors, LLC (formerly, Columbia Management Advisors, LLC) served as subadviser. Prior to May 1, 2007, Morgan Stanley Investment Management, Inc. served as subadviser.

(Class 1 Shares)

During the 10-year period shown in the bar chart, the highest return for a quarter was 22.22% (quarter ended March 31, 2012) and the lowest return for a quarter was -28.51%% (quarter ended December 31, 2008). The year to date calendar return as of March 31, 2014 was 5.45%.

Average Annual Total Returns (For the periods ended December 31, 2013)

	1 Year	5 Years	10 Years

Class 1 Shares	26.12%	18.36%	3.12%
Class 2 Shares	25.44%	18.20%	2.96%
Class 3 Shares	25.35%	18.09%	2.84%
MSCI World Information Technology Index	28.72%	19.08%	6.15%
Nasdaq Composite Index	40.16%	22.97%	8.67%

Investment Adviser

The Portfolio’s investment adviser is SunAmerica Asset Management, LLC. The Portfolio is subadvised by Columbia.

Portfolio Managers

Name	Portfolio Manager of the Portfolio Since	Title

Paul H. Wick	2010	Portfolio Manager
Ajay Diwan	2010	Portfolio Manager

Purchases and Sales of Portfolio Shares

Shares of the Portfolio may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of the Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.

The Portfolio does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums.

Tax Information

The Portfolio will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends; however you may be subject to federal income tax (and a federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from such tax deferred arrangements. Contract holders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Portfolio is not sold directly to the general public but instead is offered as an underlying investment options for Variable Contracts. The Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.

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